UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2025

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Avanos Medical, Inc. (the “Company”) was held on April 24, 2025 at the Company’s headquarters in Alpharetta, Georgia. A total of 43,080,796 shares of the Company’s common stock were represented at the 2025 Annual Meeting in person or by proxy, constituting approximately 93.64% of the outstanding shares entitled to vote at the 2025 Annual Meeting.
At the 2025 Annual Meeting, the Company’s stockholders voted on the following matters, which are described in detail in the proxy statement filed by the Company with the Securities and Exchange Commission on March 14, 2025:
1.To elect Gary D. Blackford, Dr. Lisa Egbuonu-Davis, Indrani L. Franchini, Patrick J. O’Leary and Dr. Julie Shimer to serve one-year terms expiring at the 2025 Annual Meeting of Stockholders (“Proposal No. 1”);
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2025 (“Proposal No. 2”);
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers, or NEOs (“Proposal No. 3”); and
4.To approve an amendment to the Company’s 2021 Long Term Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 2,250,000 shares (“Proposal No. 4”).
Proposal No. 1. The Company’s stockholders approved the nominees recommended for election in Proposal No. 1. The votes cast on Proposal No. 1 were as follows:

Director	For	Withhold	Broker non-votes
Gary D. Blackford	36,949,645	3,458,636	2,672,515
Dr. Lisa Egbuonu-Davis	37,778,898	2,629,383	2,672,515
Indrani L. Franchini	37,780,471	2,627,810	2,672,515
Patrick J. O’Leary	37,180,234	3,228,047	2,672,515
Dr. Julie Shimer	36,625,573	3,782,708	2,672,515
Proposal No. 2. The Company’s stockholders approved Proposal No. 2. The votes cast on Proposal No. 2 were as follows:

	For	Withhold	Broker non-votes
Appointment of Deloitte & Touche LLP	40,766,241	2,296,947	17,608
Proposal No. 3. The Company’s stockholders approved Proposal No. 3. The votes cast on Proposal No. 3 were as follows:

	For	Against	Abstain	Broker non-votes
Approval of NEO compensation	35,672,316	4,673,084	62,881	2,672,515
Proposal No. 4. The Company’s stockholders approved Proposal No. 4. The votes cast on Proposal No. 4 were as follows:

	For	Against	Abstain	Broker non-votes
Amendment of the 2021 Long Term Incentive Plan	27,323,694	13,019,693	64,894	2,672,515

Item 9.01    Financial Statements and Exhibits
(d)Exhibits.
    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	April 25, 2025	By:	/s/ Mojirade James
Mojirade James Senior Vice President and General Counsel